Exhibit 99.1

China Bio-Energy Corp.

Board of Directors,

Pudong Building, 2nd Floor, Jiulong Avenue, Longwen District

Zhangzhou City, Fujian Province

363000, China

June 4, 2012

Dear Sirs,

I hereby certify that my resignation as director is not the result of any disagreement with China Bio-Energy Corp. (the “Company”) on any matter relating to its operation, policies (including accounting or financial policies) or practices.

I have read Item 5.02 of the Current Report on Form 8-K to be filed by the Company on June 5, 2012 regarding my resignation and I agree with the disclosures the Company made in such Form 8-K.

Sincerely,

/s/Fulun Su

Fulun Su